
naked
THE FREEDOM TO BE YOU
March 2016
NASDAQ: NAKD

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, which reflect the expectations of management of Naked with respect to potential future events. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, but are not limited to comments regarding: (i) expanding into women's intimates in 2016; (ii) Naked's marketing plans, including integrated social media campaign and the Naked Truth™ campaign; (iii) Naked's 2016 and future outlook, including launching Naked's women's intimates program; (iv) the launch of Naked's WADE x NAKED collection in 2016; (v) Naked's plans to grow distribution and sales and to expand into additional product areas such as socks, hosiery, swimwear, athleisure apparel or home products; (vi) Naked's anticipated allocation of expenses for the fiscal year ended January 31, 2017[to be confirmed], including sales and marketing, design and development, distribution and general administrative; and (vii) Naked's plans to expand its distribution channel. These forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of such risks and uncertainties, which include, without limitation: Naked's ability to generate additional financing in the future; general economic conditions and economic uncertainty in the global markets; current and continuing fashion trends; continued demand for and success of Naked's brand image and reputation; unexpected increases in the price of raw materials or their reduced availability; Naked's ability to sustain its past growth or manage its future growth; Naked's ability to retain its key management personnel; continued protection of Naked's trademark and other proprietary intellectual property rights; legal, regulatory, political and economic risks; the highly competitive market for innerwear and other products proposed to be developed and launched by Naked; Naked's inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system or other unanticipated problems; Naked's failure to obtain the financing it requires to grow its business; Naked's inability to expand its sales or product lines; Naked's inability to generate growth of the sales of its current and future products; Naked's inability to penetrate and generate successful operations in global markets; and other risk factors detailed in Naked's reports filed with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements and the risk factors set forth in Naked's quarterly and annual reports filed with the Securities and Exchange Commission and available at www.sec.gov. Readers are cautioned that the foregoing factors are not exhaustive. Forward-looking statements in this presentation are made as of the date hereof and Naked disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or results or otherwise, other than as required by applicable securities laws.

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We are Naked

We are a Men's and Women's lifestyle brand based in New York that aspires to greatness.

We are committed to growth through product innovation and impactful customer engagement.

We are led by industry veterans with successful track records.

Our initial focus is on the $23B U.S. Innerwear market where we see enormous white space for our brand.

Right Brand – Right Market – Right Time



Nasdaq Uplisting Completed


Nasdaq
www.wearnaked.com

- Trading Began 12/18/15
- Successful Equity Raise Completed (12/23/15)
  - 1.875 million shares
  - Net proceeds of ~$6.5 million
  - @ $4.00
  - Converted Senior Debentures
- Ticker (Nasdaq) NAKD

naked
NASDAQ: NAKD


Our Mission
To create a new standard for how products worn close to the skin fit, feel and function.

We Have Built the Foundation for Growth…

Powerful **Brand**

Proven **Leadership**

Outstanding **Product &**
Impactful Marketing

Growing **Distribution**

Strong Capital Markets Platform


naked

In a Large Market Ripe for Innovation…


$4.3 Billion
Men's
Underwear*
$17.8 Billion
Women's Intimates
& Sleepwear*

- $23.1 Billion U.S. Innerwear Market in F2015*
- Women are the key target customer
  - Intimates & sleepwear >75% of the market
  - Women drive >50% of men's product spend
- Premium boxer briefs are fastest growing segment of men's market
  - Avg. price per pair approaching $30

*2014 – NPD Group, Inc.

…at a Fast Pace of Execution













SUMMER/FALL 2014:

- Carole Hochman joins with new leadership team
- New Logo & Brand Identity;
- New Men's collection with new manufacturing partner
- Design work begins on women's lines

WINTER 2014:

- Men's collection launches at Nordstrom
- New Logistics & ERP systems operational
- Social media presence established

SPRING 2015:

- We GET D. WADE Naked!
- wearnaked.com launches
- Digital & social media advertising initiated



SUMMER/FALL 2015:

- Women's Collection Debut at CurveXPO
- Women's Sleep/lounge online aunch
- Dillard's & Bloomingdales order women's collections

WINTER 2015:

- NASDAQ Uplisting completed 12/18
- $7.5M Underwritten Public Offering completed 12/23
- $6.9M of debt converted to common shares
- Women's intimates launched

July 2014 — December 2015

Proven Leadership



Carole Hochman

CEO & Chief Creative Officer

Renowned designer and sleepwear pioneer, Carole is considered one of the single most influential women in the intimate apparel and sleepwear business in the United States

CAROLE HOCHMAN
LAUREN RALPH LAUREN
Oscar de la Renta
Christian Dior
midnight CAROLE HOCHMAN
DONNA KARAN NEW YORK
BETSEY JOHNSON
JOCKEY
JANE & BLEECKER NEW YORK
ESPRIT
Tommy Bahama
QVC
naked NASDAQ: NAKD

Accomplished Board of Directors

Martha Olson	Calvin Klein	Ralph Lauren	Warnaco
Paul Hayes, CPA	Calvin Klein	NOKIA	Deloitte.
Jesse Cole	HH haute hippie	DESIGN + INDUSTRY	
Andrew Kaplan	Investor & Capital Markets Strategy		

Expert Board of Advisors

Dwyane Wade NBA Star & Fashion Icon	WADE · LI-NING · STANCE · THE TIE BAR
Jason Strauss Nightlife Impresario	MARQUEE NIGHTCLUB & DAYCLUB · TAO · LAVO
Chris Heyn Apparel CEO	NAUTICA · SOUTHERN TIDE · SUMMIT GOLF BRANDS
Mimi Sia Leading Bra Expert	Calvin Klein · Le Mystère · VICTORIA'S SECRET · Wacoal · BETSEY JOHNSON
Seth Berk Marketing Expert	SOURCE · BIG FUEL

Enhanced by Great Partners

Brand Strategy, Marketing & Communications

CASESTUDY BRANDS

ROGERS & COWAN

CAA Creative Artists Agency

Manufacturing & Operations

Luenthai

TMS The TMS Group

BEST PACIFIC

Bergen Logistics WE PUT ORDER IN FULFILMENT

RLM APPAREL SOFTWARE SYSTEMS

Legal & Financial

Duane Morris®

BDO

Fox Rothschild LLP ATTORNEYS AT LAW

Product Launch Timeline



Men's Innerwear
Q1'15
Q3'15
Women's Sleep & Loungewear
Men's Sleep & Loungewear
Q4'15
Q1'16
Women's Intimates
WADE x NAKED
Q3'16
Future
Athleisure Apparel, Socks & Hosiery, Swimwear, Home


For Her
Women's Intimates, Sleep & Loungewear


For Him
Men’s Innerwear Sleep & Loungewear

THE NAKED KUDOS

"Socially responsible, incredibly comfortable and not bad looking at all."

GQ

"Versatile and seamless, the lightweight Microfiber Brief from Naked will leave you feeling as if you aren't wearing anything at all. It gives you minimal coverage with just the right amount of support."

Men'sHealth

"Restock your underwear drawer and shop the entire site."

GLAMOUR

"Comfortable underewear designed for excercise."

ELLE

"Sony Pictures ordered 75 pairs [of Naked Microfiber] for Andrew Garfield to wear during production on The Amazing Spider-Man 2, which may explain why the web-slinger makes zooming around downtown New York seem so effortless-there's no chance anything is riding up."

Esquire

Dwyane Wade Partnership



Exclusive Endorsement

- Dwyane will promote Naked brand and spearhead Naked Truth campaign

Collaboration

- Dwyane joined Advisory Board to help grow Naked business by sharing insights, contacts and relationships

Exclusive License

- Multi-year worldwide for innerwear
- **WADE x NAKED – Launching 2016**

WADE

CAA Creative Artists Agency


WADE
MICROMODAL
Boxer Brief
BOXER BRIEF
LUXE
MICROMODAL
WADE
naked
WADE
3
PACK
COTTON
Boxer Brief
EVERYDAY
COTTON
WADE
CLASSIC BOXER BRIEF
naked
WADE
2
PACK
MICROFIBER
Boxer Brief
PHILOSOPHY
MICROFIBER
WADE
PERFORMANCE BOXER BRIEF
naked

WADE X NAKED

LAUNCH SUMMER 2016

Our Manifesto

Our products empower personal **freedom**.

We believe that as every new day begins or ends, the foundation you wear closest to your skin should let the real you shine through.

Because the real you is all that really matters.




The Freedom to be Comfortable
Shed the layers of the day


The Freedom to Relax
Your home is your sanctuary



The Freedom to Dream Big

A great foundation underneath it all


The Freedom to be You

Core Distribution is Expanding Rapidly

Established Channels:

NORDSTROM

HUDSON'S BAY

amazon.com Prime

bare necessities

FreshPair

HR HisRoom

New Accounts

bloomingdale's

Dillard's

Soma INTIMATES

Saks Fifth Avenue

Key Targets in Discussion

Lord & Taylor

VON MAUR

Growing Direct Internet Business


naked
MEN
WOMEN
NEW
SALE
MORE
FIND YOUR INNER ZEN
THE
ESSENTIAL COTTON COLLECTION
SHOP ESSENTIAL
EVERYONE HAS A SOFT SIDE...FIND YOURS
Seams you won't feel, a waistband designed for ultimate comfort and legs that
won't ride up. You'll want to be naked every day.

wearnaked.com

- >500% Growth to unique monthly visitors since April 2015 launch
- Expected to contribute > 20% of F2016 revenue
- Conversion Rate >1.5% & Growing
- AOV New Men $95.00 / Returning $140.00
- Women's Approx AOV - $170.00
- Significant growth potential

Aggressive Distribution Growth Strategy







Online & Direct

- Expand distribution via key Internet retailers
- Focus on direct-to-consumer via **wearnaked.com**

Retail

- Add doors and units to current department stores
- Add specialty stores, hotel, resort, spa, health club, and gift accounts

International

- Establish partnerships to build International distribution

Maximize the impact of Digital & Social marketing

- Use digital advertising to drive sales & ROI
- Use social channels to drive interaction and brand awareness
- Continue strong Facebook growth
  - Following grew from 2k to over 50k in last 12months
- Results:
  - Women now ~25% of FB following
  - Drives customer traffic to www.wearnaked.com
  - Double-digit growth on www.nordstrom.com
  - Email Subscriber List Growth > 500% in 2015



Wear Naked
Instagram
wear.naked
You are what you do, not what you say you'll do.
nak:d
Naked Clothing
nak:d
#NBAVOTE

Strong Sales Growth in F2015

	9 months ended Oct 31, 2015 (unaudited)	9 months ended Oct 31, 2014 (unaudited)
Net Sales (1)	$938,157	$430,590
Gross Profit (2)	274,076	(237,663)

① New men's collection introduced in Nordstrom only in March 2015; ~118% YTD growth;

② 30% gross margin vs. negative margin for previous year;

① Positive contribution from sales on wearnaked.com

Current Cap Table – Pro Forma

As of March 9th, 2016	Total Shares	Public Float (non-affiliate)
Issued & Outstanding	6,069,982	5,102,240
Value @ $2.38	$14.4 Million	$12.4 Million

As of February 29, 2015	Total Shares	Exercise Price	Added Cash
Callable Cash Warrants	784,852	$6.00	$4,709,112
Vesting Cash Warrants	464,757	$4.80-5.11	$2,025,209
>$8 Warrants	395,589	$4.00-10.00	
Vested Options	908,405	$4.40-30.00	
Unvested Options	1,282,869	$4.40-10.00	
Fully Diluted [1]	**9,966,454**		**$6,734,321**

[1] Management, Board & Affiliate Hold ~28% of Fully Diluted Ownership

Key Accomplishments & 2016 Outlook

Key Objectives Achieved

- Establish operational foundation for growth
- Launch women's intimates, sleep & loungewear lines
- Grow distribution for men's and establish women's distribution
- Uplist to Nasdaq and secure capital for continued growth

Focus on Revenue Growth

- Establish and grow women's business in retail, online and direct-to-consumer
- Accelerate growth of men's business through by refining collections and making prices more competitive
- Leverage Wade x Naked launch to expand direct, retail and online distribution channels

Improve Margins & Efficiency

- Focus on increasing blended margin while maintaining quality
- Shorten production lead times

Leverage Capital Markets Platform

- Pursue targeted acquisitions to accelerate growth and gcreate financial synergy

naked®

Right brand, right market, right time.


THANK YOU!
www.wearnaked.com